                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                  ___________


                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  June 23, 2000


                            Potomac Bancshares, Inc.
               (Exact Name of Registrant as Specified in Charter)

       West Virginia                    0-24958                55-0732247
(State or Other Jurisdiction          (Commission            (IRS Employer
     of Incorporation)                File Number)        Identification No.)

111 E. Washington St., PO Box 906, Charles Town WV             25414-0906
     (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code  304-725-8431


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.


     The Board of Directors of Bank of Charles Town, wholly-owned subsidiary of Potomac Bancshares, Inc., a one bank holding company, has made a change in upper management. Mr. Charles W. LeMaster is no longer President and Chief Executive Officer effective Friday, June 23, 2000.

     Effective July 18, 2000, Mr. Charles W. LeMaster also resigned as President, CEO and director of Potomac Bancshares, Inc. and as director of Bank of Charles Town.

     Mr. LeMaster is now a Vice President of Bank of Charles Town and his duties have been reassigned as manager of the Kearneysville Branch of the Bank effective July 21, 2000.

     Mr. William R. Harner, Senior Vice President of Potomac Bancshares, Inc. and Bank of Charles Town, will be serving as Acting CEO of Bank of Charles Town while a search is being conducted for a new President and CEO.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Potomac Bancshares, Inc.



Date  July 31, 2000                 By /s/ William R. Harner
                                       ---------------------------------
                                       William R. Harner, Senior VP and Cashier